UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 4, 2026

EQV Ventures Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42729	98-1810179
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Center Drive Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)

(405) 870-3781

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	EVAC U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	EVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EVAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On September 4, 2026, Bryan Summers resigned from the Board of Directors (the “Board”) of EQV Ventures Acquisition Corp. II (the “Company”), including the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Compensation Committee (the “Compensation Committee”) thereof, effective immediately (the “Director Resignation”). The Director Resignation was not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board thanks Mr. Summers for his service on the Board and valuable contributions to the Company.

Board Committee Composition

In connection with the Director Resignation, on September 11, 2026, the Board reconstituted its committee memberships as follows (the “Committee Reconstitution”):

(i)	Derek Rush and Marc Peperzak were appointed as members of the Nominating Committee, with Jerome C. Silvey, Jr., an existing member of the Nominating Committee, being appointed as the Chair of the Nominating Committee; and

(ii)	Mr. Rush and Mr. Silvey, Jr. were appointed to the Compensation Committee, with Mr. Rush being appointed as the Chair of the Compensation Committee.

Following the Committee Reconstitution, the Board’s committee composition is now as follows:

●	Audit Committee: Andrew Blakeman (Chair), Marc Peperzak and Derek Rush.

●	Compensation Committee: Derek Rush (Chair) and Jerome C. Silvey, Jr.

●	Nominating and Corporate Governance Committee: Jerome C. Silvey, Jr. (Chair), Andrew Blakeman, Marc Peperzak and Derek Rush.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026	EQV VENTURES ACQUISITION CORP. II

	By:	/s/ Tyson Taylor
	Name:	Tyson Taylor
	Title:	President and Chief Financial Officer

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